EXHIBIT 99.1

EXECUTION COPY

FIRST AMENDMENT
to
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT to AMENDED AND RESTATED CREDIT AGREEMENT ("this Amendment") is made as of June 30, 2005, by and among Steiner Leisure Limited, a company organized under the laws of The Commonwealth of the Bahamas (the "Borrower"), and SunTrust Bank, a bank organized under the laws of the State of Georgia, as lender and administrative agent (the "Administrative Agent"), under that certain Amended and Restated Credit Agreement dated as of December 9, 2003 (as amended or restated from time to time, the "Credit Agreement") by and among the Borrower, the Administrative Agent, and the other Lenders named therein. Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as provided herein; and

WHEREAS, the Lenders and the Administrative Agent have agreed to do so on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent have agreed to the following amendment to the Credit Agreement.

1. Amendment. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) The definition of "Cash Interest Expense Coverage Ratio" set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

(b) The definition of "Closing Date" set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

"Closing Date" means June 30, 2005.

    The definition of "Revolving Loan Termination Date" set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

"Revolving Loan Termination Date" means July 2, 2007.

(d) The table set forth in Section 2.14(D)(ii) of the Credit Agreement is hereby amended as follows to delete the amounts set forth therein and to substitute the following amounts therefor:

Status	Leverage Ratio	Applicable Eurocurrency Margin	Applicable Commitment Fee Percentage	Applicable Floating Rate Margin
Level I	Less than 1.00 to 1.00	1.25%	0.375%	0.00%
Level II	Greater than or equal to 1.00 to 1.00 and Less than 1.25 to 1.00	1.75%	0.375%	0.50%
Level III	Greater than or equal to 1.25 to 1.00 and Less than 1.50 to 1.00	2.25%	0.50%	1.00%
Level IV	Greater than or equal to 1.50 to 1.00 and Less than 1.75 to 1.00	2.75%	0.625%	1.50%
Level V	Greater than or equal to 1.75 to 1.00	3.00%	0.75%	2.00%

(e) Section 7.4(B) of the Credit Agreement ("Minimum Cash Interest Expense Coverage Ratio") is hereby deleted in its entirety.

(f) The table set forth in Section 7.4(D) of the Credit Agreement is hereby amended as follows to delete the level of Capital Expenditures for the period from July 2, 2005 to the Termination Date, and to substitute the following levels therefor:

Applicable Period	Capital Expenditures
January 1, 2005 through December 31, 2005	$15,000,000
January 1, 2006 through December 31, 2006	$15,000,000
January 1, 2007 through the later of
July 2, 2007 and the Termination Date	$7,500,000

(g) The second proviso set forth in Section 7.3(F)(v) of the Credit Agreement is hereby deleted in its entireties and the following is substituted therefor:

provided, further, that any Restricted Payment of the type described in clause (ii) of the definition of Restricted Payments (and with respect only to Equity Interests of the Borrower) may be made only if all the following conditions are met: (i) the Total Exposure is $10,000,000 or less at the time of such redemption, retirement, purchase or other acquisition for value; (ii) Equity Interests of the Borrower that are redeemed, retired, purchased or otherwise acquired for value are converted into Treasury Shares; and (iii) prior to the declaration or payment of such Restricted Payment, the Borrower shall deliver to the Administrative Agent a certificate that complies with the requirements described in the first proviso of this clause (v) and, in addition, includes (x) a certification from the Borrower that it is in compliance with all the conditions and covenants of this Agreement and (y) a copy of a resolution adopted by the Borrower's board of directors, certified by Borrower's secretary or assistant secretary, approving the repurchase by the Borrower of its Equity Interests and conversion thereof into Treasury Shares.
  Exhibit A to the Credit Agreement is hereby deleted in its entirety and Exhibit A to this Amendment is substituted therefor.

2. Condition of Effectiveness.

(a) The effectiveness of this Amendment is subject to the receipt by the Administrative Agent of the following:

(i) counterparts of this Amendment duly executed by the Borrower, the Lenders and the Administrative Agent;

(ii) counterparts of the Reaffirmation attached hereto duly executed by each Subsidiary Guarantor which was a Material Subsidiary as of March 31, 2005;

(iii) all out-of-pocket expenses incurred by the Administrative Agent in connection with the Credit Agreement, this Amendment, any other Loan Document or the transactions contemplated by any of the foregoing (including, without limitation, the reasonable fees and disbursements of Shutts & Bowen LLP), shall have been paid by the Borrower;

(iv) all the documents listed in Section 5.1(i) of the Credit Agreement (except that with respect to the documents listed in Section 5.1(i)(6), the audited and unaudited financial statements of the Borrower and its consolidated Subsidiaries, shall be for the fiscal year ended December 31, 2004 and the fiscal quarter ended March 31, 2005, respectively), all in form and substance satisfactory to the Administrative Agent and the Lenders; and

(v) all legal matters incident to this Amendment and the effects hereof or any of the Loan Documents shall be reasonably satisfactory to the Administrative Agent and its counsel.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) The execution, delivery and performance by the Borrower of this Amendment and of the Credit Agreement as modified by this Amendment (i) has been duly authorized by all requisite corporate action and (ii) will not violate (a) any provision of any statute, rule or regulation, or the Certificate of Incorporation or By-laws (or similar governing documents) of the Borrower, (b) any applicable order of any court or any rule, regulation or order of any other agency of government or (c) any indenture, agreement or other instrument to which any of the Loan Parties is a party or by which any of the Loan Parties or any of their properties is bound, or be in conflict with, result in a breach of, or constitute (with notice or lapse of time or both) a default under, any such indenture, agreement, or other instrument.

(b) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

(c) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article VI of the Credit Agreement, as modified hereby, are true and correct, except for changes reflecting events, conditions or transactions permitted or not prohibited by the Credit Agreement.

4. Reference to and Effect on the Credit Agreement and Loan Documents.

(a) Upon the effectiveness of this Amendment, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

(b) The Borrower reaffirms the terms and conditions of the Credit Agreement and the Loan Documents executed by it, including, without limitation, the Security Agreement, the Pledge Agreements, the Collection Account Agreements, the Intellectual Property Security Agreements and the Real Property Documents, as applicable, and acknowledges and agrees that except as specifically modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of or consent to any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) Should there by a need for further waivers with respect to these covenants or any other provisions of the Loan Documents, those requests shall be evaluated by the Lenders when formally requested, in writing, by the Borrower, and the Lenders may deny any such request for any reason in their sole discretion.

5. CONFIRMATION AND ACKNOWLEDGEMENT OF THE OBLIGATIONS; RELEASE. THE BORROWER HEREBY (A) CONFIRMS AND ACKNOWLEDGES TO THE ADMINISTRATIVE AGENT AND THE LENDERS THAT IT IS VALIDLY AND JUSTLY INDEBTED TO THE LENDERS FOR THE PAYMENT OF ALL SECURED OBLIGATIONS WITHOUT OFFSET, DEFENSE, CAUSE OF ACTION OR COUNTERCLAIM OF ANY KIND OR NATURE WHATSOEVER AND (B) REAFFIRMS AND ADMITS THE VALIDITY AND ENFORCEABILITY OF THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS AND THE LIENS IN THE COLLATERAL WHICH WERE GRANTED PURSUANT TO ANY OF THE LOAN DOCUMENTS OR OTHERWISE. THE BORROWER, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVES, RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND EACH LENDER AND ALL OF THE AFFILIATES OF THE ADMINISTRATIVE AGENT AND EACH LENDER, AND ALL OF THE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS, SUCCESSORS AND ASSIGNS OF THE ADMINISTRATIVE AGENT, EACH LENDER AND SUCH AFFILIATES, FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION (KNOWN OR UNKNOWN) ARISING OUT OF OR IN ANY WAY RELATING TO ANY OF THE LOAN DOCUMENTS AND ANY DOCUMENTS, AGREEMENTS, DEALINGS OR OTHER MATTERS CONNECTED WITH ANY OF THE LOAN DOCUMENTS, IN EACH CASE TO THE EXTENT ARISING (X) ON OR PRIOR TO THE DATE HEREOF OR (Y) OUT OF, OR RELATING TO, ACTIONS, DEALINGS OR MATTERS OCCURRING ON OR PRIOR TO THE DATE HEREOF.

6. Governing Law. THE ADMINISTRATIVE AGENT ACCEPTS THIS AMENDMENT, ON BEHALF OF ITSELF, AND THE LENDERS. ANY DISPUTE BETWEEN THE BORROWER AND THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT OR THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

7. Costs and Expenses. The Borrower acknowledges and agrees that its obligations set forth in Section 11.7 of the Credit Agreement include the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby or thereby (whether or not this Amendment becomes effective or the transactions contemplated hereby are consummated), including, but not limited to, the reasonable fees and disbursements of Shutts & Bowen LLP, counsel to the Administrative Agent.

8. Loan Document. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

9. Successors and Assigns. The provisions of this Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, this First Amendment to Amended and Restated Credit Agreement has been duly executed as of the day and year first above written.

STEINER LEISURE LIMITED, as Borrower

By:  /s/ Stephen Lazarus
Name:  Stephen Lazarus
Title:    Senior Vice President

SUNTRUST BANK, as Administrative Agent and as Lender

By:  /s/ Thomas J. te Riele
Name:  Thomas J. te Riele
Title:  Senior Vice President

EXHIBIT A

TO

AMENDED AND RESTATED CREDIT AGREEMENT

Commitments as of the Closing Date
Lender	Dollar Amount of Revolving Loan Commitment	% of Aggregate Revolving Loan Commitment
SUNTRUST BANK (Administrative Agent)	$20,000,000.00	100.0000000000%
TOTAL	$20,000,000.00	100.0000000000%

REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing First Amendment to Amended and Restated Credit Agreement, dated as of June 30, 2005 (the "Amendment"), which amends the Amended and Restated Credit Agreement, dated as of December 9, 2003 (as amended or restated from time to time, the "Credit Agreement"), by and among Steiner Leisure Limited, a company organized under the laws of The Commonwealth of the Bahamas (the "Borrower"), SunTrust Bank, as lender and administrative agent (the "Administrative Agent") and the other Lenders named therein. Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the terms of the Amendment, reaffirms the terms and conditions, and admits the validity and enforceability of its Subsidiary Guaranty and any other Loan Document executed by it (including, without limitation, any Security Agreement or other Collateral Document which grants a security interest in the collateral therein described, in favor of the Administrative Agent for the benefit of the Holders of Secured Obligations), confirms and acknowledges that it is validly and justly indebted to the Administrative Agent and the Lenders for the payment of all of the Secured Obligations which it has guaranteed, without offset, defenses, cause of action or counterclaim of any kind or nature whatsoever and acknowledges and agrees that its Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. Each of the undersigned hereby acknowledges that SunTrust Bank is entitled to the benefits of all of the terms and provisions of the Credit Agreement. EACH OF THE UNDERSIGNED, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVES, RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND EACH LENDER AND ALL OF THEIR RESPECTIVE AFFILIATES, AND ALL OF THE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS, SUCCESSORS AND ASSIGNS OF THE ADMINISTRATIVE AGENT, EACH LENDER AND SUCH AFFILIATES, FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION (KNOWN OR UNKNOWN) ARISING OUT OF OR IN ANY WAY RELATING TO ANY OF THE LOAN DOCUMENTS AND ANY DOCUMENTS, AGREEMENTS, DEALINGS OR OTHER MATTERS CONNECTED WITH ANY OF THE LOAN DOCUMENTS, IN EACH CASE TO THE EXTENT ARISING (X) ON OR PRIOR TO THE DATE HEREOF OR (Y) OUT OF, OR RELATING TO, ACTIONS, DEALINGS OR MATTERS OCCURRING ON OR PRIOR TO THE DATE HEREOF.

All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized as of the day and year first above written.

COSMETICS LIMITED

By: /s/ Stephen Lazarus
Name: Stephen Lazarus
Title: Senior Vice President

STEINER TRANSOCEAN LIMITED

By: /s/ Stephen Lazarus
Name: Stephen Lazarus
Title: Senior Vice President

STEINER SPA ASIA LIMITED

By: /s/ Stephen Lazarus
Name: Stephen Lazarus
Title: Senior Vice President

STEINER SPA LIMITED

By: /s/ Stephen Lazarus
Name: Stephen Lazarus
Title: Senior Vice President

FCNH, INC.

By: /s/ Stephen Lazarus
Name: Stephen Lazarus
Title: Senior Vice President

Mid-Atlantic Massage Therapy, Inc.

By: /s/ Stephen Lazarus ______
Name: Stephen Lazarus
Title: Senior Vice President

Steiner Beauty Products, Inc.

By: /s/ Stephen Lazarus
Name: Stephen Lazarus
Title: Senior Vice President

Elemis Limited

By: /s/ Stephen Lazarus
Name: Stephen Lazarus
Title: Senior Vice President
MANDARA SPA (CRUISE II), L.L.C.
By: /s/ Stephen Lazarus
Name: Stephen Lazarus
Title: Senior Vice President
mandara pslv, llc

By: /s/ Stephen Lazarus
Name: Stephen Lazarus
Title: Senior Vice President
mandara spa (bahamas) ltd.

By: /s/ Stephen Lazarus
Name: Stephen Lazarus Title: Senior Vice President
sTEINER Spa RESORTS (NEVADA) INC.

By: /s/ Stephen Lazarus
Name: Stephen Lazarus
Title: Senior Vice President